                                                                      EXHIBIT 24

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                  /s/ John G. Turner
                                             -------------------------------
                                                   John G. Turner

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                   /s/ James R. Miller
                                             -------------------------------
                                                    James R. Miller

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                  /s/ Chris D. Schreier
                                             -------------------------------
                                                   Chris D. Schreier

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                  /s/ Carolyn H. Baldwin
                                             -------------------------------
                                                   Carolyn H. Baldwin

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                    /s/ David C. Cox
                                             -------------------------------
                                                     David C. Cox

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                   /s/ John H. Flittie
                                             -------------------------------
                                                    John H. Flittie

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                /s/ Luella Gross Goldberg
                                             -------------------------------
                                                 Luella Gross Goldberg

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                  /s/ William A. Hodder
                                              -------------------------------
                                                   William A. Hodder

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                 /s/ James J. Howard III
                                             -------------------------------
                                                  James J. Howard III

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                   /s/ Randy C. James
                                             -------------------------------
                                                    Randy C. James

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                  /s/ Richard L. Knowlton
                                             -------------------------------
                                                   Richard L. Knowlton

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                    /s/ David A. Koch
                                             -------------------------------
                                                     David A. Koch

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                /s/ Richard M. Kovacevich
                                             -------------------------------
                                                 Richard M. Kovacevich

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                /s/ Glen D. Nelson, M.D.
                                             -------------------------------
                                                 Glen D. Nelson, M.D.

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints JOHN G. TURNER, JOHN H. FLITTIE, JAMES R. MILLER and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be sold by the former shareholders of Lamar & Phillips, Inc. in connection with resale registration rights granted to such shareholders in connection with the acquisition of that company by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of July, 1998.


                                                   /s/ James J. Renier
                                             -------------------------------
                                                    James J. Renier